                                                                    Exhibit 10.7

                                 AMENDMENT NO. 6
                                       AND
                               WAIVER TO AND UNDER
                         THE REVOLVING CREDIT AGREEMENT

            AMENDMENT NO. 6 AND WAIVER (this "Amendment and Waiver"), dated as of April 22, 1999, to and under the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") as heretofore amended and as may heretofore be amended, modified and supplemented from time to time (the "Credit Agreement").

                                    RECITALS

            A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            B. As more fully described in Amendment No. 3, certain Forbearance Events of Default have occurred and are continuing.

            C. The Borrower has requested that the Administrative Agent and the Lenders agree (i) to amend certain provisions of the Credit Agreement and (ii) to waive the Forbearance Events of Default, in each case to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Waiver are willing to do so subject to the terms and conditions hereof.

            In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Waivers. The Administrative Agent, the Lenders and the Borrower hereby acknowledge the occurrence and continuance of the Forbearance Events of Default, in each case, as described in Amendment No. 3 and as amended by Amendment No. 5. Subject to the satisfaction of the conditions set forth in
Section 3 hereof, the Administrative Agent and the Lenders hereby waive each of the Forbearance Events of Default.

            SECTION 2. Amendments to Credit Agreement.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "Amendment No. 6": shall mean that certain Amendment No. 6 and Waiver to and under the Credit Agreement, dated as of April 22, 1999.

                  "Amendment No. 6 Effective Date": shall have the meaning set forth in Section 3 of Amendment No. 6.

                  (b) The definition of Consolidated EBITDA is hereby amended in its entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, net income of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period plus (i) the sum of, without duplication, each of the following of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, each to the extent utilized in determining net income for such period (a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and other non-cash charges and non-recurring charges, and (d) extraordinary losses from sales, exchanges and other dispositions of property not in the ordinary course of business, minus (ii) the sum of, without duplication, each of the following with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, to the extent utilized in determining such net income: (a) extraordinary gains from sales, exchanges and other dispositions of property not in the ordinary course of business, and (b) other non-recurring items.

                  (c) Section 3.1(a) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:

                  "(i) ABR Advance shall bear interest, from and after the Amendment No. 6 Effective Date, at a rate per annum equal to the Alternate Base Rate plus 2%, provided that upon the permanent reduction of the Aggregate Revolving Commitment (x) to $30,000,000 or less, each ABR Advance shall bear interest, from and after such date, at a rate per annum equal to the Alternate Base Rate plus 1-1/2% and (y) to $25,000,000 or less, each ABR Advance shall bear interest, from and after such date, at a rate per annum equal to the Alternate Base Rate plus 1%.

                  (d) Section 3.1 of the Credit Agreement is hereby amended by inserting the following new subsection (e) at the end thereof:


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                        "(e) Notwithstanding anything herein to the contrary,
                        from and after the Amendment No. 6 Effective Date, all Revolving Loans shall be made or maintained as ABR Advances and may not be converted to Eurodollar Advances."

                  (e) Section 7.1(j) of the Credit Agreement is hereby amended by deleting the number "10" appearing therein and inserting in lieu thereof the number "20".

                  (f) Section 7.1(l) of the Credit Agreement is hereby amended by deleting the words "the second to last Business Day in each week" appearing therein and inserting in lieu therefore the words "twenty (20) days prior to the beginning of each fiscal quarter" and by deleting the word "and" at the end thereof.

                  (g) Section 7.1(m) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(m) monthly, a status update on the Borrower's efforts to obtain subordinated financing and/or equity investments and not later than October 15, 1999, a written report to the Lenders as to the Borrower's plans to refinance or resyndicate the obligations under the Loan Documents; and"

                  (h) Section 7.1 of the Credit Agreement is hereby amended by inserting the following new subsection (n) at the end thereof:

                  "(n) within 75 days of the end of each fiscal quarter, a review performed by PricewaterhouseCoopers LLP (or such other financial consultant reasonably acceptable to the Administrative Agent and the Required Lenders) of all of the financial statements and reporting requirements required to be delivered to the Agent and the Lenders under this Agreement during the immediately preceding fiscal quarter."

                  (i) Section 8.14(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Consolidated EBITDA. The Borrower shall not permit Consolidated EBITDA to be less than the amounts set forth below for the fiscal quarters ending on the dates set forth below:


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
                  Fiscal Quarter Ending            Consolidated EBITDA
                  ---------------------            -------------------
                  March 31, 1999                      $  200,000
                  June 30, 1999                       $1,000,000
                  September 30, 1999                  $2,000,000
                  December 31, 1999                   $3,000,000"

                  (j) Section 8.14(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Ratio of Total Liabilities to Tangible Net Worth. The Borrower shall not permit the ratio of (i) Consolidated Total Liabilities to (ii) Consolidated Tangible Net Worth to exceed, as of the last day of each fiscal quarter set forth below, the ratios set forth below:

                  Fiscal Quarter Ending                        Ratio
                  ---------------------                        -----
                  March 31, 1999                             7.20 : 1.00
                  June 30, 1999                             11.00 : 1.00
                  September 30, 1999                        11.00 : 1.00
                  December 31, 1999                         10.00 : 1.00"

                  (k) Section 8.14(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(c) Consolidated Working Capital. The Borrower shall not permit Consolidated Working Capital to be less than, as of the last day of each fiscal quarter set forth below, the amounts opposite the dates set forth below:

                                                      Consolidated
                  Fiscal Quarter Ending              Working Capital
                  ---------------------              ---------------
                  March 31, 1999                      ($4,000,000)
                  June 30, 1999                       ($5,500,000)
                  September 30, 1999                  ($5,500,000)
                  December 31, 1999                   ($4,500,000)"

                  (l) Section 8.14(d) of the Credit Agreement is hereby amended in its entirety to read as follows:


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                  "(d) Fixed Charge Coverage Ratio. The Borrower shall not
                  permit the ratio of (i) Consolidated EBITDA to (ii) interest expense plus Capital Expenditures to be less than, as of the last day of each fiscal quarter set forth below, the ratios set forth below:

                  Fiscal Quarter Ending                        Ratio
                  ---------------------                        -----
                  June 30, 1999                              .50 : 1.00
                  September 30, 1999                         .75 : 1.00
                  December 31, 1999                         1.00 : 1.00"

                  (m) Section 8.14(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(e) Consolidated Tangible Net Worth. The Borrower shall not permit Consolidated Tangible Net Worth to be less than, as of the last day of each fiscal quarter set forth below, the amounts opposite the dates set forth below:

                                                     Consolidated
                  Fiscal Quarter Ending            Tangible Net Worth
                  ---------------------            ------------------
                  March 31, 1999                      $10,000,000
                  June 30, 1999                       $ 7,000,000
                  September 30, 1999                  $ 7,000,000
                  December 31, 1999                   $ 8,000,000"

                  (n) Section 8.14(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(f) Capital Expenditures. The Borrower shall not make any Capital Expenditures (or incur any obligation to make any Capital Expenditure) or permit any of its Subsidiaries to do so, in any fiscal quarter in an aggregate amount in excess of the amounts set forth below for such fiscal quarter (provided, that any amounts not actually expended in a fiscal quarter may be carried over and expended in the immediately succeeding fiscal quarter):

                  Fiscal Quarter Ending           Amount
                  ---------------------           ------
                  March 31, 1999                $  700,000


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
                  June 30, 1999                 $  800,000
                  September 30, 1999            $1,300,000
                  December 31, 1999             $1,800,000"

            SECTION 3. This Amendment and Waiver shall not become effective until the date (the "Amendment No. 6 Effective Date") on which each of the following has occurred:

                  (a) The Administrative Agent shall have executed this Amendment and Waiver and shall have received the consent thereto of each of the Lenders, the Borrower and the Subsidiary Guarantors;

                  (b) After giving effect to this Amendment and Waiver (i) the Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed by it; (ii) all representations and warranties contained in Article 4 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment No. 6 Effective Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date; and (iii) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing; and

                  (c) The Administrative Agent shall have received such other documents as it shall reasonably request.

            SECTION 4. The Borrower agrees to deliver to the Lenders, within five (5) Business Days of the Amendment No. 6 Effective Date, warrants to purchase common stock of Borrower having substantially the terms set forth on
Exhibit I to this Amendment and Waiver, provided that the failure to do so shall, upon written notice to the Borrower, constitute an Event of Default under the Credit Agreement.

            SECTION 5. The Borrower agrees to pay to Morgan, Lewis & Bockius LLP all reasonable fees and disbursements of such firm in connection with the transactions contemplated hereby promptly upon the presentation of an invoice therefor. The Borrower authorizes and directs the Administrative Agent to debit the Borrower's operating account (Account No. 690-0761641) and pay such amounts no earlier than three (3) days subsequent to such presentation.


                                      -6-
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            SECTION 6. By their execution at the foot hereof, each of the
Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforce ability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

            SECTION 7. This Amendment and Waiver and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Waiver and the consents hereto to produce or account for more than one counterpart signed by the party to be charged.

            SECTION 8. This Amendment and Waiver is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


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

                          ROBOTIC VISION SYSTEMS, INC.
                           AMENDMENT NO. 6 AND WAIVER
                        TO AND UNDER THE CREDIT AGREEMENT

      IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ROBOTIC VISION SYSTEMS, INC.

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


                              THE BANK OF NEW YORK, individually
                              and as Administrative Agent

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


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

                         ROBOTIC VISION SYSTEMS, INC.
                          AMENDMENT NO. 6 AND WAIVER
                      TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FIRST UNION NATIONAL BANK


By:________________________________
Name:______________________________
Title:_____________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                           AMENDMENT NO. 6 AND WAIVER
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FLEET BANK, N.A.


By:________________________________
Name:______________________________
Title:_____________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                           AMENDMENT NO. 6 AND WAIVER
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

SYSTEMATION ENGINEERED PRODUCTS, INC.
VANGUARD AUTOMATION, INC.

AS TO EACH OF THE FOREGOING

By:________________________________
Name:______________________________
Title:_____________________________


NORTHEAST ROBOTICS LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager
      of Acuity Imaging LLC,
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________


                                      -11-
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                          ROBOTIC VISION SYSTEMS, INC.
                           AMENDMENT NO. 6 AND WAIVER
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

ACUITY IMAGING LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________


CIMATRIX LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________

                                   SCHEDULE I

                          ROBOTIC VISION SYSTEMS, INC.
                          SUMMARY OF PROPOSED WARRANTS

            As consideration for the execution of Amendment No. 6 and Waiver to the Robotic Vision Systems, Inc. ("RVSI") Credit Agreement dated as of March 18, 1998, as amended (the "Credit Agreement"), RVSI will issue to the Lenders warrants (the "Warrants") having substantially the following terms:

      1. Warrants will be issued to purchase an aggregate maximum of 750,000 shares (on a fully diluted basis) of common stock, par value $.01 per share of RVSI (the "Warrant Shares").

      2.    Warrant Shares will vest, and will be exercisable as follows:

            a. 250,000 Warrant Shares will vest immediately and will be exercisable from the date of issuance of the Warrants until April 15, 2003.

            b. 250,000 Warrant Shares will vest upon the Lenders (or their assignees) entering into an extension (of not less than one year) of the maturity date of the Credit Agreement, and will be exercisable from the date of vesting until April 15, 2003.

            c. 250,000 shares will vest upon the Lenders (or their assignees) entering into an additional extension (of not less than an additional 1 year) of the maturity date of the Credit Agreement (provided that if the initial extension in (b) above is for not less than a 2-year period, all 500,000 shares shall vest at that time) and shall be exercisable from the date of vesting until to April 15, 2003.

            d. Upon the occurrence of a "Change of Control" (to be defined substantially as provided for in clauses (ii) and (iii) of the definition of "First Exercise Date" in the Zanett Prepaid Common Stock Purchase Warrant), the Warrants described in (b) and (c) above shall immediately vest and shall be exercisable from such date until April 15, 2003.

      3.    Exercise price of $4.02 per share for all Warrant Shares.

      4. Warrants shall be issued pro rata to the Lenders based upon their respective Revolving Commitments.

      5. Warrants to contain anti-dilution provisions and to be entitled to piggyback registration rights substantially similar to the Zanett Incentive Stock Purchase Warrants.

      6. Warrants to be assignable only upon assignment of (and together with) an assignment of such Lender's Revolving Commitment and Note.

      7. Warrants to contain such other terms as the Lenders may reasonably require.